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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                   FORM 8-K/A
                                (Amendment No. 2)

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): June 27, 2003



                            METRO-GOLDWYN-MAYER INC.
             (Exact name of registrant as specified in its charter)



             DELAWARE                      1-13481               95-4605850
   (State or other jurisdiction    (Commission File Number)   (I.R.S. Employer
of incorporation or organization)                            Identification No.)



            10250 Constellation Boulevard, Los Angeles, CA 90067-6241
               (Address of Principal Executive Offices) (Zip Code)



                                 (310) 449-3000
              (Registrant's Telephone Number, Including Area Code)



                  2500 Broadway Street, Santa Monica, CA 90404
          (Former Name or Former Address, if Changed Since Last Report)

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     This Amendment No. 2 is being filed to add Exhibit 4.1 to Current Report on
Form 8-K originally filed on July 2, 2003 and amended by Amendment No. 1 filed on July 15, 2003.

Item 7.  Financial Statements, Pro Forma Statements and Exhibits

         (c)  Exhibit

              4.1 Form of Registration Rights Agreement between Cablevision Systems Corporation and MGM Networks U.S. Inc.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Metro-Goldwyn-Mayer Inc.

                                                /s/ Jay Rakow
                                         ---------------------------------
Date: July 16, 2003                      By:    Jay Rakow
                                         Title: Senior Executive Vice President
                                                  and General Counsel

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